Putnam
Voyager
Fund II*

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-02

[GRAPHIC OMITTED: PROTRACT]

*Effective April 30, 2003, your fund's name will change to Putnam Discovery
 Growth Fund.

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The continual volatility and resistance to recovery that have marked the U.S. stock market for the past three years are clearly reflected in the re sults of Putnam Voyager Fund II for the 12 months ended December 31, 2002.

The fund's performance throughout the fiscal year was disappointing, on both an absolute and a relative basis. The fund underperformed its primary and secondary benchmarks but slightly outperformed the average of its Lipper category. You will find the details on page 7. In the following report, your fund's management teams provide a thorough discussion of the reasons behind these results and offer their outlook for the fiscal year that has just begun.

In an environment such as this, which has been especially difficult for the growth stocks in which the fund invests, it is important for long-term investors to look beyond the current, albeit extended, market malaise. While no one can say for certain what the future holds, we believe that, given the length of the market's decline, history is on the side of a turn for the better. Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as the markets pass through one of the most difficult periods on record. We believe that those who ride out the current turbulence should eventually be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Specialty Growth and
Large-Cap Growth teams

During the fiscal year ended December 31, 2002, Putnam Voyager Fund II delivered disappointing returns. At net asset value, the fund underperformed its primary benchmark, the Russell Midcap Growth Index, primarily because the fund owns small-, mid-, and large-cap stocks, while this index is concentrated in mid-cap stocks. The small-cap stocks held by the fund underperformed larger-cap growth stocks during the period, causing the fund to lag the index. The fund's return was narrowly ahead of its Lipper category average (Multi-Cap Growth Funds category), while it slightly under performed its secondary benchmark, the Russell 2500 Growth Index. Please see page 7 for details.

These results should be considered in the context of a market environment in which growth stocks were generally shunned for most of the fund's fiscal year.

Total return for 12 months ended 12/31/02

      Class A          Class B           Class C           Class M
    NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
  -29.26% -33.33%  -29.78%  -33.29%  -29.79%  -30.49%  -29.59% -32.04%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* IN AN UNCERTAIN YEAR, INVESTORS STAYED AWAY  FROM GROWTH STOCKS

2002 was a year filled with uncertainty. We anticipated an economic recovery early in the year, although it was difficult to assess how strong that recovery would be. As the year progressed, declining corporate profits, a wave of corporate scandals, and plunging equity prices made consumers increasingly wary. Unemployment rose as large-scale layoffs and bankruptcies occurred. Corporate spending, especially on technology (which was the engine for much of the growth in the 1990s), remained low and stagnated.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                        12.8%

Electronics                   10.0%

Health-care
services                       9.6%

Software                       8.4%

Energy                         6.5%

Footnote reads:
*Based on net assets as of 12/31/02. Holdings will vary over time.


Compounding the economy's woes -- and, in fact, exacerbating them -- was an increasing level of geopolitical turmoil. The U.S. economy continued to suffer from the aftershocks of September 11, 2001, which had a direct impact on large industries, especially the airlines, but also had a peripheral effect on consumers, making them more risk averse. While the United States suffered no further major attacks, other parts of the world, such as Bali and Kenya, fell victim to terrorism. Of greater concern was the threat of a war with Iraq, and, near the end of the year, the prospect of increased nuclear armament by North Korea. Finally, a number of high-profile corporations, including Enron, Global Crossing, Tyco, Adelphia, and WorldCom, faced allegations of corporate malfeasance and received heightened media scrutiny. Some of these events resulted in bankruptcies, which hurt investor morale and pulled many individual investors to the sidelines.

Overlaying these events were the lingering aftereffects of the technology and telecommunications downturn. As the year progressed, investors increasingly sought the highest-quality, least volatile investments, such as U.S. Treasuries. As the prices of growth stocks and other higher-risk asset classes declined, Treasury prices surged, bringing the yield on the 10-year Treasury bond down to 3.60% by early October 2002 -- a level not seen since the 1950s. Even investments that historically had been thought of as more conservative, such as investment-grade corporate bonds, suffered during this difficult period.

In the second and third weeks of October, the mood finally changed. The constant media focus on allegations of corporate fraud abated, the view about the economy shifted to a more positive outlook for 2003, and there was a glimmer of hope for improved corporate profits. In response, bonds sold off sharply, and stocks began to rally, spurring a fourth-quarter rise that continued into the new y ear. The Federal Reserve Board lowered interest rates by 50 basis points in early November and signaled a more positive view of the economy for 2003. Asset classes with greater risk, including high-yield bonds and growth stocks, showed solid returns for the final three months of the year.

* FUND MANAGEMENT MAINTAINED DIVERSITY AND SOUGHT BRIGHT SPOTS DURING A DIFFICULT MARKET

The calendar year 2002 marked the third consecutive year in which stocks generally had negative returns. To limit losses in such an environment, we went to great lengths to maintain the fund's diversity, underweighting sectors that continued to be beaten down and overweighting sectors that tend to be more resilient in a cyclical downturn. The fund's technology weighting was still its largest sector because so many of the growth stocks in our universe are in this sector. However, the fund was underweighted in technology stocks relative to its benchmark during the period. Within sectors, we worked to maintain diversity, keeping positions in individual holdings from becoming too large. And, when considering new purchases in this slow-growth environment, we sought companies with reduced debt and higher cash flows to fund growth internally, as we believe that stronger balance sheets are essential for survival in a difficult economy.

Fund Profile

Putnam Voyager Fund II seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks.

The fund was overweighted in the health-care sector. While health care was volatile during the course of the year, it was one of the better-performing sectors for the year as a whole. With an aging population creating greater demand for health-care services, this industry generally has weathered the recession better than others. Caremark Rx, a top holding in the fund, fell with the market through the summer but has recovered strongly since the end of July, helping the fund's relative performance. Caremark is a leading pharmaceutical services company serving managed-care companies, insurance companies, corporate health plans, and many other organizations that provide health benefits. We also sought opportunities in energy stocks, which have performed well because of the increase in oil and natural gas prices. The price of oil has risen because of turmoil in the Middle East and a strike in Venezuela, while natural gas production is declining in the United States, causing prices to rise. The fund owns several stocks of companies that drill for oil and natural gas. One large fund holding in this area is BJ Services Co., which provides a variety of drilling services for oil exploration.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Westwood One, Inc.
Broadcasting

AutoZone, Inc.
Retail

Microsoft Corp.
Software

QLogic Corp.
Electronics

TCF Financial Corp.
Banking

Marvell Technology Group, Ltd.
(Bermuda)
Electronics

Pfizer, Inc.
Pharmaceuticals

General Electric Co.
Conglomerates

Johnson & Johnson
Pharmaceuticals

Caremark Rx, Inc.
Health-care services

Footnote reads:
These holdings represent 16.7% of the fund's net assets as of 12/31/02. Portfolio holdings will vary over time.


Technology stocks continued to dampen fund performance, and large fund holdings such as Marvell Holdings exemplified this trend. However, as Marvell is a leading provider of broadband communications equipment, we believe the stock will recover when the economy picks up and capital spending begins to increase.

* SIGNS POINT TO A BETTER YEAR FOR GROWTH STOCKS  IN 2003

As we look ahead to 2003, we have many more reasons to be optimistic about the prospects for growth stocks than we had even six months ago. First, we believe that capital spending, an important part of growth, should begin to increase this year. Companies have put off new capital expenditures for the past several years, and we think such firms will be faced with a potential competitive disadvantage if they continue holding on to obsolete equipment. Second, the federal government and the Federal Reserve Board are doing everything they can to stimulate spending, including proposing lower taxes and keeping short-term interest rates low. Third, there is a tremendous amount of cash in low-yielding CDs and money market accounts. At some point, we believe that investors will be willing to take on more risk in exchange for higher potential returns. Moreover, we believe that recent measures taken by Wall Street firms to improve fairness should help to improve investor confidence. As always, we will keep a careful eye on market and economic developments, with a view toward adhering to strict risk-management parameters, and we will continue making adjustments to the portfolio as conditions warrant.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small and midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth and Large-Cap Growth teams. The members of the Putnam Specialty Growth Team are Roland Gillis (Portfolio Leader), Daniel Miller (Portfolio Member), Dana Clark, Kenneth Doerr, Michael Mufson, Margery Parker, Anthony Sellitto, Richard Weed, and Eric Wetlaufer. The members of the Putnam Large-Cap Growth Team are David Santos (Portfolio Member), Tony Elavia, and Brian O'Toole.


The fund's name change to Putnam Discovery Growth Fund, which will be effective April 30, 2003, does not affect the fund's objective. It is intended to help distinguish the fund's relatively aggressive, all-cap growth management style.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended December 31, 2002. Performance should always be considered in light of a fund's investment strategy.



TOTAL RETURN FOR PERIODS ENDED 12/31/02

                     Class A           Class B          Class C           Class M
(inception dates)   (4/14/93)         (10/2/95)         (2/1/99)         (10/2/95)
                   NAV     POP       NAV     CDSC      NAV    CDSC      NAV     POP
--------------------------------------------------------------------------------------
1 year           -29.26%  -33.33%  -29.78%  -33.29%  -29.79% -30.49%  -29.59%  -32.04%
--------------------------------------------------------------------------------------
5 years          -26.03   -30.29   -28.68   -29.90   -28.66  -28.66   -27.77   -30.31
Annual average    -5.85    -6.96    -6.54    -6.86    -6.53   -6.53    -6.30    -6.97
--------------------------------------------------------------------------------------
Life of fund      82.19    71.69    69.48    69.48    69.57   69.57    73.80    67.76
Annual average     6.37     5.72     5.58     5.58     5.59    5.59     5.86     5.47
--------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/02

                    Russell Midcap        Russell 2500           Consumer
                    Growth Index          Growth Index*        price index
------------------------------------------------------------------------------
1 year                -27.41%                -29.09%              2.43%
------------------------------------------------------------------------------
5 years                -8.78                 -14.96              12.24
Annual average         -1.82                  -3.19               2.34
------------------------------------------------------------------------------
Life of fund           89.68                  68.14              26.73
Annual average          6.78                   5.47               2.46
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

*The Russell 2500 Growth Index was added as a secondary benchmark for the fund on 3/31/02.

LIPPER INFORMATION:

The average annualized return for the 401 funds in the Lipper Multi-Cap Growth Funds category over the 12 months ended 12/31/02 was -29.92%. Over the 5-year and life-of-fund periods ended 12/31/02, annualized returns for the category were -2.27% and 7.18%, respectively.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/14/93

              Fund's class A      Russell Midcap       Russell 2500       Consumer price
Date           shares at POP       Growth Index        Growth Index           index
4/14/93            9,425              10,000              10,000              10,000
12/31/93          11,020              11,589              11,357              10,209
12/31/94          10,781              11,629              11,212              10,475
12/31/95          14,444              17,459              14,973              10,740
12/31/96          16,969              18,805              17,229              11,103
12/31/97          20,794              23,209              19,771              11,291
12/31/98          24,509              28,669              20,384              11,479
12/31/99          37,080              51,575              31,694              11,786
12/31/00          32,723              34,945              26,594              12,184
12/31/01          26,129              24,271              23,713              12,373
12/31/02         $17,169             $18,968             $16,814             $12,673

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,948 and $16,957, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,380 ($16,776 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 12/31/02

                  Class A        Class B        Class C        Class M
----------------------------------------------------------------------------
Share value:    NAV     POP        NAV            NAV        NAV     POP
----------------------------------------------------------------------------
12/31/01       $17.19  $18.24    $16.32         $16.82      $16.63  $17.23
----------------------------------------------------------------------------
12/31/02        12.16   12.90     11.46          11.81       11.71   12.13
----------------------------------------------------------------------------

*The fund did not make any distributions during the period.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE BENCHMARKS

Russell Midcap Growth Index* is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2500 Growth Index* is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees.
 Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Voyager Fund II

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund II (the "fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2003


THE FUND'S PORTFOLIO
December 31, 2002

COMMON STOCKS (100.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            396,484 Lamar Advertising Co. (NON)                                                         $13,341,687

Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
             64,500 Lockheed Martin Corp.                                                                 3,724,875

Airlines (1.2%)
-------------------------------------------------------------------------------------------------------------------
            190,509 JetBlue Airways Corp. (NON)                                                           5,143,743
            320,226 Ryanair Holdings PLC ADR (Ireland) (NON)                                             12,540,050
                                                                                                      -------------
                                                                                                         17,683,793

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
            137,052 CarMax, Inc. (NON)                                                                    2,450,490
            366,604 Gentex Corp. (NON)                                                                   11,599,351
                                                                                                      -------------
                                                                                                         14,049,841

Banking (2.5%)
-------------------------------------------------------------------------------------------------------------------
             48,800 Fifth Third Bancorp                                                                   2,857,240
            161,054 New York Community Bancorp, Inc.                                                      4,651,240
             49,900 State Street Corp.                                                                    1,946,100
            563,013 TCF Financial Corp.                                                                  24,598,038
            176,500 U.S. Bancorp                                                                          3,745,330
                                                                                                      -------------
                                                                                                         37,797,948

Beverage (0.8%)
-------------------------------------------------------------------------------------------------------------------
            163,800 Pepsi Bottling Group, Inc. (The)                                                      4,209,660
            172,500 PepsiCo, Inc.                                                                         7,282,950
                                                                                                      -------------
                                                                                                         11,492,610

Biotechnology (4.1%)
-------------------------------------------------------------------------------------------------------------------
            267,100 Amgen, Inc. (NON)                                                                    12,911,614
            160,400 Amylin Pharmaceuticals, Inc. (NON)                                                    2,588,856
             39,700 Biogen, Inc. (NON)                                                                    1,590,382
            253,096 Celgene Corp. (NON)                                                                   5,433,971
            151,500 Genzyme Corp. (NON)                                                                   4,479,855
            295,858 Gilead Sciences, Inc. (NON)                                                          10,059,172
            392,862 InterMune, Inc. (NON)                                                                10,021,910
             88,900 MedImmune, Inc. (NON)                                                                 2,415,413
            355,524 Scios, Inc. (NON)                                                                    11,582,972
                                                                                                      -------------
                                                                                                         61,084,145

Broadcasting (4.1%)
-------------------------------------------------------------------------------------------------------------------
            462,714 Cumulus Media, Inc. Class A (NON)                                                     6,880,557
            211,389 Entercom Communications Corp. (NON)                                                   9,918,372
            170,569 Radio One, Inc. Class A (NON)                                                         2,493,719
            424,026 Radio One, Inc. Class D (NON)                                                         6,118,695
             67,700 Viacom, Inc. Class B (NON)                                                            2,759,452
            915,481 Westwood One, Inc. (NON)                                                             34,202,370
                                                                                                      -------------
                                                                                                         62,373,165

Chemicals (0.6%)
-------------------------------------------------------------------------------------------------------------------
             67,400 3M Co.                                                                                8,310,420

Commercial and Consumer Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            223,626 CDW Computer Centers, Inc. (NON)                                                      9,806,000
            402,627 Choicepoint, Inc. (NON)                                                              15,899,740
            123,200 Cintas Corp.                                                                          5,636,400
            157,500 Paychex, Inc.                                                                         4,394,250
                                                                                                      -------------
                                                                                                         35,736,390

Communications Equipment (1.4%)
-------------------------------------------------------------------------------------------------------------------
            608,000 Cisco Systems, Inc. (NON)                                                             7,964,800
            766,711 Juniper Networks, Inc. (NON)                                                          5,213,635
            395,050 Polycom, Inc. (NON)                                                                   3,760,876
            125,400 QUALCOMM, Inc. (NON)                                                                  4,563,306
                                                                                                      -------------
                                                                                                         21,502,617

Computers (3.0%)
-------------------------------------------------------------------------------------------------------------------
            379,200 Dell Computer Corp. (NON)                                                            10,139,808
            965,436 Emulex Corp. (NON)                                                                   17,908,838
             65,600 IBM Corp.                                                                             5,084,000
             97,600 Lexmark International, Inc. (NON)                                                     5,904,800
            150,678 Magma Design Automation, Inc. (NON)                                                   1,443,495
            668,418 McDATA Corp. Class A (NON)                                                            4,745,768
                                                                                                      -------------
                                                                                                         45,226,709

Conglomerates (1.4%)
-------------------------------------------------------------------------------------------------------------------
            865,300 General Electric Co.                                                                 21,070,055

Consumer Finance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            130,700 Capital One Financial Corp.                                                           3,884,404
            174,800 MBNA Corp.                                                                            3,324,696
                                                                                                      -------------
                                                                                                          7,209,100

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
             72,000 Procter & Gamble Co.                                                                  6,187,680
            129,574 Weight Watchers International, Inc. (NON)                                             5,956,517
            192,655 Yankee Candle Co., Inc. (The) (NON)                                                   3,082,480
                                                                                                      -------------
                                                                                                         15,226,677

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             68,800 Alliance Data Systems Corp. (NON)                                                     1,219,136

Distribution (0.5%)
-------------------------------------------------------------------------------------------------------------------
            204,918 Performance Food Group Co. (NON)                                                      6,958,810

Electronics (10.0%)
-------------------------------------------------------------------------------------------------------------------
            273,600 Altera Corp. (NON)                                                                    3,373,488
            434,852 Brooks-PRI Automation, Inc. (NON)                                                     4,983,404
            826,100 Exar Corp. (NON)                                                                     10,243,640
             74,667 Integrated Circuit Systems, Inc. (NON)                                                1,362,673
            797,225 Integrated Device Technology, Inc. (NON)                                              6,672,773
            849,600 Intel Corp.                                                                          13,228,272
            471,395 Intersil Corp. Class A (NON)                                                          6,571,246
            403,000 Jabil Circuit, Inc. (NON)                                                             7,221,760
          1,251,162 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       23,596,915
             55,700 Maxim Integrated Products, Inc.                                                       1,840,328
            404,900 Microchip Technology, Inc.                                                            9,899,805
            801,078 QLogic Corp. (NON)                                                                   27,645,202
            570,900 Sanmina Corp. (NON)                                                                   2,563,341
            748,411 Silicon Laboratories, Inc. (NON)                                                     14,279,682
          1,026,274 Skyworks Solutions, Inc. (NON)                                                        8,846,482
            204,400 Texas Instruments, Inc.                                                               3,068,044
            234,194 Varian Semiconductor Equipment (NON)                                                  5,564,684
                                                                                                      -------------
                                                                                                        150,961,739

Energy (6.5%)
-------------------------------------------------------------------------------------------------------------------
            433,664 BJ Services Co. (NON)                                                                14,011,684
            114,521 Cooper Cameron Corp. (NON)                                                            5,705,436
            456,030 ENSCO International, Inc.                                                            13,430,084
            285,999 GlobalSantaFe Corp. (Cayman Islands)                                                  6,955,496
            351,019 Nabors Industries, Ltd. (NON)                                                        12,380,440
            531,068 Patterson-UTI Energy, Inc. (NON)                                                     16,022,322
            159,349 Smith International, Inc. (NON)                                                       5,197,964
            831,079 Varco International, Inc. (NON)                                                      14,460,775
            246,448 Weatherford International, Ltd. (Bermuda) (NON)                                       9,840,669
                                                                                                      -------------
                                                                                                         98,004,870

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
             90,100 Citigroup, Inc.                                                                       3,170,619
             64,700 Fannie Mae                                                                            4,162,151
            180,800 Freddie Mac                                                                          10,676,240
                                                                                                      -------------
                                                                                                         18,009,010

Food (0.9%)
-------------------------------------------------------------------------------------------------------------------
             88,800 Kraft Foods, Inc. Class A                                                             3,456,984
            289,543 Krispy Kreme Doughnuts, Inc. (NON)                                                    9,777,867
                                                                                                      -------------
                                                                                                         13,234,851

Gaming & Lottery (1.2%)
-------------------------------------------------------------------------------------------------------------------
            307,656 Harrah's Entertainment, Inc. (NON)                                                   12,183,178
             22,600 International Game Technology (NON)                                                   1,715,792
            229,400 Station Casinos, Inc. (NON)                                                           4,060,380
                                                                                                      -------------
                                                                                                         17,959,350

Health Care Services (9.6%)
-------------------------------------------------------------------------------------------------------------------
            344,758 Accredo Health, Inc. (NON)                                                           12,152,720
            414,195 AdvancePCS (NON)                                                                      9,199,271
            249,311 AmerisourceBergen Corp.                                                              13,540,080
             76,700 Cardinal Health, Inc.                                                                 4,539,873
          1,215,163 Caremark Rx, Inc. (NON)                                                              19,746,399
            442,101 Community Health Systems, Inc. (NON)                                                  9,102,860
            139,108 Express Scripts, Inc. Class A (NON)                                                   6,682,748
             56,300 HCA, Inc.                                                                             2,336,450
            696,502 Health Management Associates, Inc.                                                   12,467,386
             72,200 Henry Schein, Inc. (NON)                                                              3,249,000
            190,200 LifePoint Hospitals, Inc. (NON)                                                       5,692,876
            153,628 Manor Care, Inc. (NON)                                                                2,859,017
            207,178 Mid Atlantic Medical Services, Inc. (NON)                                             6,712,567
            244,152 Pediatrix Medical Group, Inc. (NON)                                                   9,780,729
            326,606 Steris Corp. (NON)                                                                    7,920,196
            202,900 Triad Hospitals, Inc. (NON)                                                           6,052,507
             28,500 UnitedHealth Group, Inc.                                                              2,379,750
            446,800 WebMD Corp. (NON)                                                                     3,820,140
            174,700 WellChoice, Inc. (NON)                                                                4,184,065
             27,900 Wellpoint Health Networks, Inc. (NON)                                                 1,985,364
                                                                                                      -------------
                                                                                                        144,403,998

Insurance (1.0%)
-------------------------------------------------------------------------------------------------------------------
            131,800 American International Group, Inc.                                                    7,624,630
            278,774 Willis Group Holdings, Ltd. (Bermuda) (NON)                                           7,992,451
                                                                                                      -------------
                                                                                                         15,617,081

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
            200,000 T Rowe Price Group, Inc.                                                              5,456,000

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
            789,080 Extended Stay America, Inc. (NON)                                                    11,638,930
            302,100 Hilton Hotels Corp.                                                                   3,839,691
                                                                                                      -------------
                                                                                                         15,478,621

Media (0.3%)
-------------------------------------------------------------------------------------------------------------------
            246,800 AOL Time Warner, Inc. (NON)                                                           3,233,080
             69,700 Fox Entertainment Group, Inc. Class A (NON)                                           1,807,321
                                                                                                      -------------
                                                                                                          5,040,401

Medical Technology (2.9%)
-------------------------------------------------------------------------------------------------------------------
            177,165 Charles River Laboratories International, Inc. (NON)                                  6,817,309
            125,400 Medtronic, Inc.                                                                       5,718,240
            190,836 Respironics, Inc. (NON)                                                               5,807,330
            264,628 Varian Medical Systems, Inc. (NON)                                                   13,125,549
            292,335 Zimmer Holdings, Inc. (NON)                                                          12,137,749
                                                                                                      -------------
                                                                                                         43,606,177

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            180,470 Liquidmetal Technologies (NON)                                                        1,855,232

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
            155,293 Kinder Morgan, Inc.                                                                   6,564,235

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
            400,804 Noble Corp. (Cayman Islands) (NON)                                                   14,088,261

Pharmaceuticals (6.1%)
-------------------------------------------------------------------------------------------------------------------
             92,900 Abbott Laboratories                                                                   3,716,000
             51,100 Allergan, Inc.                                                                        2,944,382
             34,800 Barr Laboratories, Inc. (NON)                                                         2,265,132
            136,700 Cephalon, Inc. (NON)                                                                  6,652,916
             53,600 Forest Laboratories, Inc. (NON)                                                       5,264,592
            380,400 Johnson & Johnson                                                                    20,431,284
             85,400 Lilly (Eli) & Co.                                                                     5,422,900
            117,900 Merck & Co., Inc.                                                                     6,674,319
            716,000 Pfizer, Inc.                                                                         21,888,120
            220,700 Pharmacia Corp.                                                                       9,225,260
            178,300 Wyeth                                                                                 6,668,420
                                                                                                      -------------
                                                                                                         91,153,325

Restaurants (2.3%)
-------------------------------------------------------------------------------------------------------------------
            557,518 Applebee's International, Inc.                                                       12,929,400
            315,693 CBRL Group, Inc.                                                                      9,511,830
            136,612 Darden Restaurants, Inc.                                                              2,793,715
            163,676 P.F. Chang's China Bistro, Inc. (NON)                                                 5,941,439
             54,028 Panera Bread Co. (NON)                                                                1,880,715
            104,300 Starbucks Corp. (NON)                                                                 2,125,634
                                                                                                      -------------
                                                                                                         35,182,733

Retail (12.8%)
-------------------------------------------------------------------------------------------------------------------
            252,269 99 Cents Only Stores (NON)                                                            6,775,945
            276,983 Advance Auto Parts, Inc. (NON)                                                       13,544,469
            420,982 AutoZone, Inc. (NON)                                                                 29,742,375
            143,400 Bed Bath & Beyond, Inc. (NON)                                                         4,951,602
             43,300 Best Buy Cos., Inc. (NON)                                                             1,045,695
            565,322 Chico's FAS, Inc. (NON)                                                              10,690,239
            754,834 Dollar Tree Stores, Inc. (NON)                                                       18,546,271
            536,043 Family Dollar Stores, Inc.                                                           16,729,902
            137,000 Kohl's Corp. (NON)                                                                    7,665,150
            264,800 Lowe's Cos., Inc.                                                                     9,930,000
            329,372 Michaels Stores, Inc. (NON)                                                          10,309,344
            495,800 Office Depot, Inc. (NON)                                                              7,318,008
            264,341 PETsMART, Inc. (NON)                                                                  4,528,161
            340,915 Ross Stores, Inc.                                                                    14,451,387
             40,100 Target Corp.                                                                          1,203,000
            234,600 TJX Cos., Inc. (The)                                                                  4,579,392
             85,424 Too, Inc. (NON)                                                                       2,009,172
            252,600 Wal-Mart Stores, Inc.                                                                12,758,826
             80,700 Walgreen Co.                                                                          2,355,633
            481,302 Williams-Sonoma, Inc. (NON)                                                          13,067,349
                                                                                                      -------------
                                                                                                        192,201,920

Schools (1.8%)
-------------------------------------------------------------------------------------------------------------------
            264,467 Apollo Group, Inc. Class A (NON)                                                     11,636,548
            290,971 Career Education Corp. (NON)                                                         11,638,840
            105,127 Education Management Corp. (NON)                                                      3,952,775
                                                                                                      -------------
                                                                                                         27,228,163

Semiconductor (2.3%)
-------------------------------------------------------------------------------------------------------------------
            191,701 Cymer, Inc. (NON)                                                                     6,182,357
             48,600 KLA-Tencor Corp. (NON)                                                                1,718,982
            722,388 LAM Research Corp. (NON)                                                              7,801,790
            402,635 LTX Corp. (NON)                                                                       2,427,889
             81,616 Mykrolis Corp. (NON)                                                                    595,797
            459,576 Novellus Systems, Inc. (NON)                                                         12,904,894
            155,956 Photon Dynamics, Inc. (NON)                                                           3,555,797
                                                                                                      -------------
                                                                                                         35,187,506

Shipping (0.5%)
-------------------------------------------------------------------------------------------------------------------
            143,972 Expeditors International of Washington, Inc.                                          4,700,686
            124,870 Heartland Express, Inc. (NON)                                                         2,860,897
                                                                                                      -------------
                                                                                                          7,561,583

Software (8.4%)
-------------------------------------------------------------------------------------------------------------------
            120,500 Adobe Systems, Inc.                                                                   2,988,521
            278,000 BMC Software, Inc. (NON)                                                              4,756,580
            470,705 Cognos, Inc. (Canada) (NON)                                                          11,038,032
            703,155 Documentum, Inc. (NON)                                                               11,011,407
             18,000 Electronic Arts, Inc. (NON)                                                             895,860
            322,041 Internet Security Systems, Inc. (NON)                                                 5,903,012
            351,600 Manhattan Associates, Inc. (NON)                                                      8,318,856
            237,649 Matrixone, Inc. (NON)                                                                 1,021,891
            159,700 Mercury Interactive Corp. (NON)                                                       4,735,105
            547,620 Microsoft Corp. (NON) (SEG)                                                          28,311,954
            442,500 NETIQ Corp. (NON)                                                                     5,464,875
            823,829 Network Associates, Inc. (NON)                                                       13,255,409
            415,500 Oracle Corp. (NON)                                                                    4,487,400
            467,234 PeopleSoft, Inc. (NON)                                                                8,550,382
            140,800 Symantec Corp. (NON)                                                                  5,703,808
          1,282,940 webMethods, Inc. (NON)                                                               10,545,767
                                                                                                      -------------
                                                                                                        126,988,859

Staffing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            155,903 Hewitt Associates, Inc. Class A (NON)                                                 4,940,566

Technology Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
            197,825 Affiliated Computer Services, Inc. Class A (NON)                                     10,415,486
            102,627 BISYS Group, Inc. (The) (NON)                                                         1,631,769
            130,200 DST Systems, Inc. (NON)                                                               4,628,610
            113,300 Fair, Isaac and Co., Inc.                                                             4,837,910
                                                                                                      -------------
                                                                                                         21,513,775

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
            659,220 Citizens Communications Co. (NON)                                                     6,954,771
          1,142,313 Nextel Communications, Inc. Class A (NON)                                            13,193,715
                                                                                                      -------------
                                                                                                         20,148,486

Tobacco (0.6%)
-------------------------------------------------------------------------------------------------------------------
            231,700 Philip Morris Cos., Inc.                                                              9,390,801

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
             74,007 Waste Connections, Inc. (NON)                                                         2,857,410
                                                                                                     --------------
                    Total Common Stocks  (cost $1,588,530,034)                                       $1,508,642,931

CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            125,000 Bowstreet, Inc. Ser. D, $7.00 cum. cv. pfd. (Private)
                    (acquired 10/25/00, cost $1,500,000) (RES)                                              $93,750
            319,387 CommVault Systems zero % cv. pfd. (Private)
                    (acquired 1/30/02, cost $1,000,001) (RES)                                               948,579
             97,860 Convergent Networks, Inc. Ser. D, zero % cv. pfd. (Private)
                    (acquired 9/19/00, cost $1,600,011) (RES)                                               195,720
            170,455 Hyperchip, Inc. Ser. C, 8.00% cv. pfd. (Private)
                    (acquired 9/5/00, cost $150,000) (RES)                                                   37,500
             50,000 Lightwave Microsystems Corp. Ser. G, $0.80 cv. pfd. (Private)
                    (acquired 10/19/00, cost $500,000) (RES)                                                    500
            227,459 MarketSoft Software Corp. Ser. D, zero % cv. pfd. (Private)
                    (acquired 12/7/00, cost $1,110,000) (RES)                                               443,545
            294,117 NuTool, Inc. Ser. C, $0.27 cv. pfd. (Private)
                    (acquired 11/15/00, cost $999,998) (RES)                                              1,026,468
            122,060 Totality Corp. Ser. D, $0.346 cum. cv. pfd. (Private)
                    (acquired 7/27/00, cost $528,166) (RES)                                                  48,824
             30,246 Vivace Networks, Inc. Ser. C, $0.583 cv. pfd. (Private)
                    (acquired 9/7/00, cost $293,991) (RES)                                                   60,492
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $7,682,167)                                 $2,855,378

SHORT-TERM INVESTMENTS (0.1%) (a) (cost $827,758)
SHARES                                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------
            827,758 Short-term investments held in Putnam commingled
                    cash account with yields ranging from 1.20% to 1.59%
                    and due dates ranging from January 2, 2003 to
                    February 19, 2003 (d)                                                                  $827,758
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,597,039,959)                                          $1,512,326,067
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,507,292,544.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2002 was $2,855,378 or 0.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December
      31, 2002.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2002

                           Market    Aggregate Face  Expiration    Unrealized
                           Value          Value         Date      Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $1,757,799     $1,751,819     Mar-03         $5,980
------------------------------------------------------------------------------

Written Options Outstanding at December 31, 2002
(premiums received $329,697)

                                                Expiration Date/     Market
Contract Amount                                   Strike Price       Value
------------------------------------------------------------------------------
79,445  Silicon Laboratories, Inc. (Put)        Mar 03/17.47 USD   $167,089
79,445  Silicon Laboratories, Inc. (Call)       Mar 03/28.15 USD     25,557
------------------------------------------------------------------------------
                                                                   $192,646
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,597,039,959) (Note 1)                                                     $1,512,326,067
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           575,565
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              996,387
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   10,348,256
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              2,271
-------------------------------------------------------------------------------------------
Total assets                                                                  1,524,248,546

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    632,431
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       11,034,687
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,448,364
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          371,662
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       154,318
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,832
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,141,456
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$329,697) (Note 1)                                                                  192,646
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              977,606
-------------------------------------------------------------------------------------------
Total liabilities                                                                16,956,002
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,507,292,544

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                           $3,154,359,342
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (1,562,496,004)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies (Note 5)                                  (84,570,794)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,507,292,544

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($780,198,020 divided by 64,152,515 shares)                                          $12.16
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.16)*                              $12.90
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($596,849,563 divided by 52,091,503 shares)**                                        $11.46
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($70,454,174 divided by 5,963,213 shares)**                                          $11.81
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($44,377,739 divided by 3,791,252 shares)                                            $11.71
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.71)*                              $12.13
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($15,413,048 divided by 1,265,030 shares)                                            $12.18
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended December 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,170)                                         $4,772,237
-------------------------------------------------------------------------------------------
Interest                                                                            406,509
-------------------------------------------------------------------------------------------
Total investment income                                                           5,178,746

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,532,944
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,441,070
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    57,928
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,973
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,053,266
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,132,128
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               638,749
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               405,852
-------------------------------------------------------------------------------------------
Other                                                                             2,755,176
-------------------------------------------------------------------------------------------
Total expenses                                                                   25,042,086
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (430,494)
-------------------------------------------------------------------------------------------
Net expenses                                                                     24,611,592
-------------------------------------------------------------------------------------------
Net investment loss                                                             (19,432,846)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (407,827,551)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (812,507)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                               (156,560)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                            4,146
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts
and written options during the year (Note 5)                                    (77,213,402)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (486,005,874)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(505,438,720)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended December 31
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(19,432,846)         $(26,629,494)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (408,796,618)         (811,068,700)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (77,209,256)         (126,432,794)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (505,438,720)         (964,130,988)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Notes
4 and 5)                                                               72,667,096          (219,308,821)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (432,771,624)       (1,183,439,809)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,940,064,168         3,123,503,977
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                               $1,507,292,544       $ 1,940,064,168
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended December 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.19       $24.75       $38.45       $22.70       $19.11
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.13)        (.15)        (.26)        (.19)        (.12)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.90)       (7.41)      (12.03)       18.10         4.54
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.03)       (7.56)      (12.29)       17.91         4.42
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.40)       (2.16)        (.83)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.41)       (2.16)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.16       $17.19       $24.75       $38.45       $22.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.26)      (30.55)      (32.24)       79.90        23.52
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $780,198   $1,023,512   $1,518,521   $1,663,371     $753,319
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.26         1.10          .99         1.03         1.12
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.90)        (.80)        (.74)        (.71)        (.59)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.98(d)     83.46       104.69        89.74        91.61
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended December 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.32       $23.67       $37.13       $22.13       $18.78
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.22)        (.28)        (.51)        (.38)        (.27)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.64)       (7.07)      (11.54)       17.54         4.45
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.86)       (7.35)      (12.05)       17.16         4.18
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.40)       (2.16)        (.83)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.41)       (2.16)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.46       $16.32       $23.67       $37.13       $22.13
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.78)      (31.05)      (32.75)       78.56        22.66
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $596,850     $769,099   $1,363,831   $1,505,719     $699,040
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.01         1.85         1.74         1.78         1.87
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.65)       (1.54)       (1.49)       (1.46)       (1.34)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.98 (d)    83.46       104.69        89.74        91.61
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                              February 1, 1999+
operating performance                      Year ended December 31        to December 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.82       $24.40       $38.21       $23.95
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.22)        (.29)        (.53)        (.38)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.79)       (7.29)      (11.87)       16.80
----------------------------------------------------------------------------------------
Total from
investment operations                  (5.01)       (7.58)      (12.40)       16.42
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.40)       (2.16)
----------------------------------------------------------------------------------------
From return of
capital                                   --           --         (.01)          --
----------------------------------------------------------------------------------------
Total distributions                       --           --        (1.41)       (2.16)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.81       $16.82       $24.40       $38.21
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.79)      (31.07)      (32.74)       69.50*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $70,454      $75,676     $119,909      $76,097
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.01         1.85         1.74         1.63*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.65)       (1.55)       (1.49)       (1.34)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.98 (d)    83.46       104.69        89.74
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended December 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.63       $24.05       $37.61       $22.34       $18.91
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.19)        (.24)        (.43)        (.32)        (.22)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.73)       (7.18)      (11.72)       17.75         4.48
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.92)       (7.42)      (12.15)       17.43         4.26
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.40)       (2.16)        (.83)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.41)       (2.16)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.71       $16.63       $24.05       $37.61       $22.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.59)      (30.85)      (32.59)       79.04        22.92
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $44,378      $71,777     $121,244     $170,662      $84,507
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.76         1.60         1.49         1.53         1.62
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.40)       (1.29)       (1.24)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.98(d)     83.46       104.69        89.74        91.61
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund
    (Note 5).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  Y
-------------------------------------------------
                                   For the period
Per-share                          March 4, 2002+
operating performance              to December 31
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                   $16.02
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment loss (a)                 (.07)
-------------------------------------------------
Net realized and unrealized
loss on investments                    (3.77)
-------------------------------------------------
Total from
investment operations                  (3.84)
-------------------------------------------------
Net asset value,
end of period                         $12.18
-------------------------------------------------
Total return at
net asset value (%)(b)                (23.97)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $15,413
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.54)*
-------------------------------------------------
Portfolio turnover (%)                 74.98 (d)
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund
    (Note 5).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
December 31, 2002

Note 1
Significant accounting policies

The Putnam Voyager Fund II ("the fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks aggressive long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on March 4, 2002. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs),certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Futures and written option contracts out stand ing at period end are listed after The fund's portfolio.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restric tions that the fund maintains an asset cover age ratio of at least 300% and borrow ings must not exceed prospectus limitations. For the year ended December 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2002, the fund had a capital loss carryover of approximately $1,467,350,000 available to the extent allowed by tax law to offset future net capital gains, if any. This amount includes approximately $153,540,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam New Century Growth Fund and approximately $31,641,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Technology Fund, both of which are subject to limitations imposed by the Internal Revenue Code. The amount of the fund's carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $114,537,000    December 31, 2007
    25,808,000    December 31, 2008
   954,407,000    December 31, 2009
   372,598,000    December 31, 2010

Pursuant to federal income tax regulations ap pli cable to regulated investment com panies, the fund has elected to defer to its fiscal year end ing December 31, 2003 approximately $47,567,000 of losses recog nized during the period November 1, 2002 to December 31, 2002.

I) Distributions to shareholders Distribu tions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are de ter mined in accordance with income tax regu lations, which may differ from generally accepted accounting principles. These dif ferences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, realized and un realized gains and losses on certain futures contracts and net operating loss. Reclassi fications are made to the fund's capital ac counts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2002, the fund reclassified $19,432,846 to decrease ac cum u lated net investment loss and $107,165,162 to increase paid-in-capital, with an increase to accumulated net realized losses of $126,598,008.



The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                          $120,488,405
Unrealized depreciation                          (252,776,065)
                                         --------------------
Net unrealized depreciation                      (132,287,660)
Undistributed ordinary income                              --
Capital loss carryforward                      (1,467,349,691)
Post October loss                                 (47,566,564)

Cost for federal income
tax purposes                                   $1,644,613,727

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended December 31, 2002, the fund's expenses were reduced by $430,494 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,712 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended December 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $209,902 and $7,898 from the sale of class A and class M shares, respectively, and received $1,458,605 and $5,826 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended December 31, 2002, Putnam Retail Manage ment, acting as underwriter received $63,831 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended December 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,180,875,833 and $1,527,572,398, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                                 330,888             631,055
Options expired                                (36,119)            (49,483)
Options closed                                (135,879)           (251,875)
---------------------------------------------------------------------------
Written options
outstanding
at end of year                                 158,890            $329,697
---------------------------------------------------------------------------

Note 4
Capital shares

At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended December 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,586,696        $188,213,124
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam New Century
Growth Fund                                 15,807,160         184,026,014
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Technology Fund                       3,565,776          41,512,546
---------------------------------------------------------------------------
                                            31,959,632         413,751,684

Shares repurchased                         (27,344,833)       (392,676,284)
---------------------------------------------------------------------------
Net increase                                 4,614,799         $21,075,400
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,245,122        $353,164,365
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            19,245,122         353,164,365

Shares repurchased                         (21,057,657)       (388,648,777)
---------------------------------------------------------------------------
Net decrease                                (1,812,535)       $(35,484,412)
---------------------------------------------------------------------------

                                              Year ended December 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,235,901         $84,075,943
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam New Century
Growth Fund                                 14,084,902         154,781,583
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Technology Fund                              2,625,827          28,855,694
---------------------------------------------------------------------------
                                            22,946,630         267,713,220

Shares repurchased                         (17,989,536)       (239,374,880)
---------------------------------------------------------------------------
Net increase                                 4,957,094         $28,338,340
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,660,711        $160,360,312
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             8,660,711         160,360,312

Shares repurchased                         (19,156,193)       (324,729,450)
---------------------------------------------------------------------------
Net decrease                               (10,495,482)      $(164,369,138)
---------------------------------------------------------------------------

                                              Year ended December 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    784,115         $10,926,816
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam New Century
Growth Fund                                  2,382,193          26,996,886
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Technology Fund                         417,904           4,736,015
---------------------------------------------------------------------------
                                             3,584,212          42,659,717

Shares repurchased                          (2,118,977)        (28,764,714)
---------------------------------------------------------------------------
Net increase                                 1,465,235         $13,895,003
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,169,340         $22,099,234
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,169,340          22,099,234

Shares repurchased                          (1,585,219)        (28,476,039)
---------------------------------------------------------------------------
Net decrease                                  (415,879)        $(6,376,805)
---------------------------------------------------------------------------

                                              Year ended December 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    651,151          $9,229,378
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam New Century
Growth Fund                                    652,596           7,321,397
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Technology Fund                         126,927           1,423,983
---------------------------------------------------------------------------
                                             1,430,674          17,974,758

Shares repurchased                          (1,956,503)        (26,817,340)
---------------------------------------------------------------------------
Net decrease                                  (525,829)        $(8,842,582)
---------------------------------------------------------------------------

                                              Year ended December 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,263,083         $24,673,121
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,263,083          24,673,121

Shares repurchased                          (1,986,464)        (37,751,587)
---------------------------------------------------------------------------
Net decrease                                  (723,381)       $(13,078,466)
---------------------------------------------------------------------------

                                              For the period March 4, 2002
                                           (commencement of operations) to
                                                         December 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,098,882         $17,154,082
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam New Century
Growth Fund                                    467,020           5,444,380
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Technology Fund                         127,471           1,486,022
---------------------------------------------------------------------------
                                             1,693,373          24,084,484

Shares repurchased                            (428,343)         (5,883,549)
---------------------------------------------------------------------------
Net increase                                 1,265,030         $18,200,935
---------------------------------------------------------------------------

Note 5
Acquisition of Putnam New
Century Growth Fund and
Putnam Technology Fund

On September 30, 2002, the fund issued the following shares to acquire the net assets of Putnam New Century Growth Fund and Putnam Technology Fund in a tax-free exchange approved by the shareholders.

                                                 Shares              Shares
                                                 Issued           Exchanged
---------------------------------------------------------------------------
Putnam New Century
Growth Fund
  Class A                                    15,807,160          21,457,151
  Class B                                    14,084,902          18,415,197
  Class C                                     2,382,193           3,211,025
  Class M                                       652,596             865,070
  Class Y                                       467,020             631,430

---------------------------------------------------------------------------
Putnam Technology Fund
  Class A                                     3,565,776          21,518,687
  Class B                                     2,625,827          15,230,320
  Class C                                       417,904           2,497,094
  Class M                                       126,927             746,439
  Class Y                                       127,471             768,364
---------------------------------------------------------------------------

The net assets of the fund, Putnam New Century Growth Fund and Putnam Technology Fund on September 27, 2002, valuation date, were $1,085,142,284, $378,570,260 and $78,014,260, respectively. On September
27, 2002, Putnam New Century Growth Fund had unrealized depreciation of $58,246,235 and Putnam Technology Fund had unrealized depreciation of $46,319,684, respectively. The aggregate net assets of the fund immediately following the acquisition were $1,541,726,804.


RESULTS OF SEPTEMBER 12, 2002 PUTNAM NEW CENTURY
GROWTH FUND SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002. At the meeting, a proposal recommending an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam New Century Growth Fund to Putnam Voyager Fund II in exchange for the issuance and delivery of shares of beneficial interest of Putnam Voyager Fund II and the assumption by Putnam Voyager Fund II of all of the liabilities of Putnam New Century Growth Fund, and the distribution of such shares to the shareholders of Putnam New Century Growth Fund in complete liquidation of Putnam New Century Growth Fund, was passed as follows: 18,176,385 votes for, 692,964 votes against, with 835,238 abstentions and broker non-votes.


RESULTS OF SEPTEMBER 12, 2002 PUTNAM TECHNOLOGY FUND SHAREHOLDER MEETING (Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002. At the meeting, a proposal recommending an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam Technology Fund to Putnam Voyager Fund II in exchange for the issuance and delivery of shares of beneficial interest of Putnam Voyager Fund II and the assumption by Putnam Voyager Fund II of all of the liabilities of Putnam Technology Fund, and the distribution of such shares to the shareholders of Putnam Technology Fund in complete liquidation of Putnam Technology Fund, was passed as follows: 16,498,162 votes for, 2,119,473 votes against, with 811,050 abstentions and broker non-votes.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), Qwest
                                                                 Communications (communications
                                                                 company) and Mail-Well (printing
                                                                 and envelope company). Prior to
                                                                 July 2001 and October 1999, Mr.
                                                                 Stephens was Chairman of Mail-Well
                                                                 and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to February
                                                                 1999, Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Daniel L. Miller                   Since 2001                    Managing Director of Putnam Management
(8/17/57), Vice President

Eric M. Wetlaufer                  Since 2001                    Managing Director of Putnam Management
(4/13/62), Vice President

Brian P. O'Toole                   Since 2002                    Managing Director of Putnam Management
(7/23/63), Vice President          Prior to June 2002            Managing Director at Citigroup
                                                                 Asset Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Brian P. O'Toole
Vice President

Daniel L.  Miller
Vice President

Eric M. Wetlaufer
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Voyager Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN017-84113  377/2AR/2LR/2AO/2ZC  2/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Voyager Fund II
Supplement to Annual Report dated 12/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/02

                                                                         NAV

1 year                                                                -29.15%
5 years                                                               -25.90
Annual average                                                         -5.82
Life of fund (since class A inception, 4/14/93)                        82.49
Annual average                                                          6.39

Share value:                                                             NAV

12/31/01                                                                 $--
03/04/02(Y-share inception)                                           $16.02
12/31/02                                                              $12.18

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value and does not account for taxes. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.